EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Report of SOLAR ENERTECH CORP. (the “Company”) on Form 10-Q for the quarter ended December 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Leo Shi Young, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 13, 2009	By: /s/ Leo Shi Young

Leo Shi Young
President and Chief Executive Officer